UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

____________________________

Date of Report (Date of earliest event reported): September 26, 2013

OAKRIDGE INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	1-35640	98-0648307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 5, Level 2, Malcolm Reid Building, 187 Rundle Street, Adelaide SA 5000 Australia	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+852 8120 0248

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

This Amendment No. 3 of the Current Report on Form 8-K/A amends Item 4 of the Current Report on Form 8-K in its entirety dated October 3, 2013 and filed on October 3, 2013 and the Form 8-K/A Amendment No. 1 dated and filed on November 13, 2013 and the Form 8-K/A Amendment No. 2 dated and filed on December 18, 2013.
On September 26, 2013, the Company accepted the resignation of its auditor Albert Wong & Co. LLP.

The reports of the Company's financial statements for the years ended June 30, 2012 and June 30, 2011 from Albert Wong & Co. LLP, did not contain an adverse opinion or a disclaimer of opinion, or were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

At no time during the reports for the two most recent fiscal years, and any subsequent interim period preceding the resignation of Albert Wong & Co. LLP, were there any disagreements with Albert Wong & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Albert Wong & Co. LLP, would have caused them to make reference thereto in their report on the financial statements for such years. Also, there were no reportable events during the two most recent fiscal years and any subsequent interim period preceding the resignation of Albert Wong & Co. LLP.

The Company has provided Albert Wong & Co. LLP with a copy of this Form 8-K and requested that Albert Wong & Co. LLP furnish the Company with a letter addressed to the SEC, stating whether or not Albert Wong & Co. LLP agrees with the statements made by the Company in this Form 8-K. A copy of Albert Wong & Co. LLP response letter is attached as Exhibit 16.1 to this Form 8-K.

On September 30, 2013, the Company engaged MaloneBailey, LLP (the “New Accountant”), an independent U.S. CPA firm, as its new independent accountants, commencing with the audit for the fiscal year ended June 30, 2013. The decision to change independent accountants was approved by the Board of Directors of the Company.

During the Company’s two most recent fiscal years and through the interim period preceding the engagement of the New Accountant, the Company (a) has not engaged the New Accountant as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with the New Accountant regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by the New Accountant concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
Exhibit 16.1	Letter of former accountants, Albert Wong & Co., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2014	OAKRIDGE INTERNATIONAL CORPORATION
By: /s/ Herbert Ying Chiu Lee
Name: Herbert Ying Chiu Lee
Title: Director